Exhibit 99.1

                                 INVESTOR UPDATE

                            NextPhase Wireless, Inc.


2004 HIGHLIGHTS TO DATE
To date, NextPhase has made significant progress in 2004 as an emerging national service provider of wireless broadband connectivity and turnkey wireless solutions.

The Company is positioning itself to be a strong player in a very fast growing market --broadband wireless access is predicted to grow from $450M in 2004 to $2.3B in 2009. A strong management team, innovative technology, built-out infrastructure and sophisticated marketing will enable the company to differentiate itself from competition by providing wireless broadband access and turnkey wireless solutions that are reliable, cost-effective and responsive to target market needs.

In 2004, NextPhase has focused on:
     o    Identifying the opportunity
     o    Developing its business strategy
     o    Strengthening its senior leadership team
     o    Organizing its financial framework
     o    Laying the foundations of a world-class infrastructure

THIRD QUARTER HIGHLIGHTS
The fiscal third quarter ending December 31, 2004 was characterized by the following developments:
     o The first quarter of revenue production generated from Broadband Wireless Access subscriptions and professional consulting fees.

     o    Acquisition and expansion of its Wireless  Network  Operations  Center
          (WNOC) in Anaheim, California. This world-class facility brings together the infrastructure, equipment and the personnel necessary to provide its customers with first-class wireless Internet connectivity.

     o Completion of a wireless site survey for a large central California petroleum exploration and production company. This initial phase verified that sufficient interference-free frequency space was available to install a new high-throughput wireless network. A proposal for designing and deploying this network is currently under review.

     o Deployment of a wireless network providing coverage to John Wayne (Orange County) Airport in Santa Ana, California, using an in-house-designed outdoor Wi-Fi access point. This long-range solution was deployed off-site, requiring no on-airport equipment installation. The Company expects to begin generating revenue from Internet access fees in February 2005.


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NEW CHIEF EXECUTIVE OFFICER
Robert Ford has been named the Chief Executive Officer of NextPhase with Stephen Young maintaining the role of Chairman of the Board of Directors. Robert is a former DuPont executive who combines a unique blend of business, technology and marketing leadership. At DuPont, he was Chief Technology Officer for a $1.8B services business and co-founded DuPont's Corporate eBusiness initiative.

With over 20 years of diverse experience in information technology, e-business, business management and communications roles, Robert has always been on the leading edge of understanding and operationalizing technologies that positively change the way that business is done and improve the way people communicate and collaborate.

Known for effectively leading large-scale projects from concept through implementation, he is regarded as an industry expert on Internet technologies and e-Business, frequently chairing and speaking at industry conferences on these topics. His strategic leadership capabilities are built on a solid foundation of a Computer Science degree with an MBA, and in-depth, hands-on experience of implementing start-ups, integrating acquisitions, and refocusing existing businesses to drive revenue and growth.

NEW VP OF WIRELESS OPERATIONS
NextPhase's engineering team is now being lead by Jack Unger, who can quite literally claim to have "written the book" on license-free broadband wireless networking. His book, Deploying License-Free Wireless Wide-Area Networks (published by Cisco Press) is considered a leading reference source among wireless experts. The book has helped many ISPs to successfully deploy outdoor wireless networks and has started to be used as a textbook by high schools and technical colleges. Jack is known throughout the industry for his vendor-neutral ISP training workshops and for speaking and training at key industry trade shows like ISPCON, Wi-Fi Planet, and Broadband Wireless World.

Jack's training expertise is based on his remarkable amount of hands-on industry experience. He calculates that he has amassed over 49,000 hours of service to the broadband wireless industry since 1993. He has continuously provided outdoor wireless wide-area network design, consulting, site surveys, installation, troubleshooting, ISP training, writing, and strategic business planning. He has served well over 1000 client companies and trained over 1500 wireless ISP personnel.

WIRELESS MARKET OPPORTUNITY
Today the broadband wireless access market is fragmented, with over 3000 companies providing solutions in niche markets across the U.S. The advent of common technology standards (driving down costs and promoting compatibility and interoperability) and Intel's support in seeding the market (i.e. by building awareness, educating the customer base and creating demand) is driving rapid change.

While it currently has relatively low market penetration, we believe that wireless broadband is poised to become a market leader for both fixed and mobile connectivity. It has a number of distinctive benefits that together add up to it being a `high performance disruptive technology', capable of transforming the broadband industry.

o Lower deployment costs - Removing the need to dig trenches and lay cable drastically reduces deployment costs, which in turn increases the number of potential customers that can be profitably served and decreases both the time to market and the time to revenue on servicing those customers.

o Scalability - Whereas cable and DSL are constrained by the inherent capabilities of the transport medium (typically maxing out at 3.0 Mbps and 1.5 Mbps, respectively) and leased lines have a prohibitively steep migration path (typically jumping from a 1.5 Mbps T1 directly to a 45 Mbps DS-3, which also necessitates expensive network equipment upgrades), wireless broadband offers a smooth upgrade path right up to a raw data rate of 54 Mbps (much of which is possible by server-side software changes alone)

o Reliability - The very nature of wireless broadband removes multiple possible failure points (such as cables being accidentally severed or flooded.).
Combining this with NextPhase's industry-leading Proactive Alert (PAL)SM Monitoring capabilities, allows the broadband connectivity offerings to be backed with both Service Level Agreements (SLAs) and Quality of Service (QoS) guarantees (excludes 802.11 residential customers).

o Reach - Because of lower deployment costs, wireless broadband can reach consumers that cannot cost-effectively be serviced by other technologies. While this can clearly help break down the digital divide in rural areas, it also provides a cost-effective broadband connectivity solution for the 90% of office buildings that don't have fiber and the 50% that are not close enough to a central office (CO) for DSL.

o Standards - History, particularly in the information and communications technology (ICT) sector, provides us with many examples of how standards can create value and aggregate markets (e.g. Ethernet, TCP/IP, GSM, etc.). The recently ratified standard for wireless metropolitan networking (WiMAX) seems poised to drive the production efficiencies, product compatibility, interoperability, and enhanced competition that will help to drive down unit costs, and to define and grow the market.


NEXTPHASE BUSINESS STRATEGY

NextPhase operates in a rapidly evolving industry that offers substantial opportunity for upside. In order to distinguish itself from the competition and to emerge as an acknowledged market leader, NextPhase will focus on executing a disciplined business strategy that is highlighted by a seasoned management team, elite professional services, new products and unique marketing.

o With Robert Ford as CEO and Jack Unger as VP of Wireless Operations, NextPhase brings remarkable experience and expertise to a young Company. NextPhase plans to continue to bring in best-in-class professionals as it grows.

o NextPhase Professional Services will continue to be the `jewel in the crown', reinforcing the Company's reputation in the marketplace, serving as an important revenue source, and leveraging its considerable experience and expertise in designing, deploying and operating wireless networks to provide turnkey HotZone solutions in target markets (municipalities, airports, retail, enterprise).


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o Through a  combination  of strategic  alliances  and  acquisitions,  NextPhase
Wireless plans to continue to roll out its portfolio of innovative connectivity products and services (i.e. fixed broadband, roaming, Voice over IP (VOIP) and other value-added services) to customers in target markets across the US.

o Finally, NextPhase will focus on growing market share and extending its wireless `footprint' through selective acquisitions and the development and deployment of franchise and licensing programs.

Except for the historical information contained herein, this report contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted and reported results should not be considered an indication of future performance. In addition to the factors discussed in the filings with the Securities and Exchange Commission, among the other factors that could cause actual results to differ materially are the following: adverse changes in the business conditions and the general economy; competitive factors, such as rival companies' pricing and marketing efforts; availability of third-party material products at reasonable prices; the financial condition of the customer; risks of obsolescence due to shifts in market demand; risks related to the ability to consummate strategic alliances and acquisitions and litigation involving product liabilities and consumer issues. NextPhase Wireless, Inc. cautions readers not to place undue reliance upon any such forward looking statements, which speak only as of the date made. NextPhase Wireless Inc. expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the company's expectations or any change in events, conditions or circumstances on which any such statement is based.